Innovation Day November 2026

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other comparable terminology. In particular, statements about future events and similar references to future periods, or by the inclusion of forecasts or projections, the outlook for the Company’s future business, prospects, financial performance, including its fiscal 2026 and/or longer term outlook or financial guidance, and industry outlook are forward-looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the impact on both the supply and demand for the Company’s products caused by general economic conditions, such as the macroeconomic pressures in Canada and/or the U.S., and changes in consumer confidence and spending; the Company’s ability to anticipate consumer demand and to source and process a sufficient quantity of quality secondhand items at attractive prices on a recurring basis; risks related to attracting new, and retaining existing customers, including by increasing acceptance of secondhand items among new and growing customer demographics; risks associated with its status as a “brick and mortar” only retailer and its lack of operations in the growing online retail marketplace; its failure to open new profitable stores, or successfully enter new markets on a timely basis or at all; the risks associated with conducting business internationally, including challenges related to serving customers that are international manufacturers and suppliers, such as transportation and shipping challenges, regulatory risks in foreign jurisdictions (particularly in Canada, where the Company maintains extensive operations) and exchange rate risks, which the Company may not choose to fully hedge; the loss of, or disruption or interruption in the operations of, its centralized processing centers and other offsite processing locations; risks associated with litigation, the expense of defense, and the potential for adverse outcomes; its failure to properly hire and to retain key personnel and other qualified personnel or to manage labor costs; risks associated with the timely and effective deployment, protection, and defense of computer networks and other electronic systems, including e-mail; changes in government regulations, procedures and requirements; its ability to maintain an effective system of internal controls and produce timely and accurate financial statements or comply with applicable regulations; risks associated with heightened geopolitical instability due to the conflicts in Venezuela, the Middle East and Eastern Europe; outbreak of viruses or widespread illness, such as the COVID-19 pandemic, natural disasters or other highly disruptive events and regulatory responses thereto; and each of the other factors set forth under the heading “Risk Factors” in its filings with the United States Securities and Exchange Commission. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company is not under any obligation (and specifically disclaims any such obligation) to update or alter these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry Information Unless otherwise indicated, information contained in this document and any accompanying oral presentation concerning our industry, competitive position and the markets in which we operate is based on publicly available information and information from independent industry and research organizations, other third-party sources and management observations and good faith estimates based upon such information, our internal research, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Non-GAAP Financial Measures This document and any accompanying oral presentation contain financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures used by the Company may differ from non-GAAP financial measures used by other companies. Disclaimer

3 Innovation Is Core to Savers DNA Price-value equation Efficiency/cost reduction Data science & business insights We see three key areas of opportunity for innovation to drive long-term value creation

What You Saw Today

STORE TOUR

Compelling assortment and value (40-70% below new), delivered in an easy to shop, "treasure hunt" environment savers
thrift

- **Innovation:** Self-checkout, BrainBox AI HVAC, automated floor scrubbers
- **CDC:** "Fast, Friendly, Convenient", OSD/GreenDrop® now 82% of total pounds processed as of Q3 2026, up 170 bps y/y
- **Environment**: Light, bright, and modern thrift shopping experience

CPC TOUR

Semi-automated facility that supplies 10 stores and contributes to 100M pounds processed annually by CPC network thrift proud

- **ThriftIQ™:** Machine learning
- **Autotagger and Image Capture:** Reduction in labor hours
- **Automated Book Processing:** Data-informed pricing, highly automated
- **Operational Efficiencies:** Process optimization

savers value village

4

General

The Legacy Grading Process Creates Subjectivity Across Millions of Pricing Decisions

Team Member Assesses Condition → Assesses Item Quality → Assigns Grade Using 3x3 Matrix → Applies Price from Corporate Grid → Manually Tags the Item

Example: Women's Denim


C+
B
A+

Grading Matrix

Quality \ Condition	Below Average	Average	Above Average
Above Average	A-	A	A+
Average	B-	B	B+
Below Average	C-	C	C+

Lowest relative price point (C-)

Highest relative price point (A+)

Key Limitations

Subjectivity

- Team members may grade comparable items differently

Inconsistency

- Customers may encounter unexplained price variation across similar merchandise

Training Complexity

- Team members need training, time, and experience to make category, condition and quality judgements

Labor Intensive

- The legacy process is highly manual and labor intensive, with team member outputs capped even at full grading efficiency

We are bringing 3 technologies together in 1 solution to solve the limitations of the legacy process

Note: Matrix grades for illustrative purposes.

savers value village

5

General

6 Operational Benefits Consistent price-value proposition for customers Staffing flexibility Objective and consistent pricing Better understanding of supply composition Inputs 40M items assessed in the program 108 stores currently operating with the platform 45,000 brands in the proprietary dataset Outcome Higher unit sell-through Stronger sales yield Larger average baskets Average prices the same or lower than the rest of the fleet Gross profit dollars grew ~100 bps faster Under the new ThriftIQ model, Savers’ pricing decisions deliver more consistent price value to customers across the store base ThriftIQ Is Delivering Better Outcomes for Our Customers and for the Company

7 Patent-Pending Autotagger and Integrated Image Capture Technologies Expected to Drive Meaningful Cost Savings Autotagger and image capture are our next major innovations in the production process CAMERA AUTOTAGGER TOUCH SCREEN Upon full deployment, these technologies are expected to generate ~$10M of savings on an annualized basis through greater labor efficiency by reducing the number of touches required to process each item

8 1. Amounts presented on a constant-currency basis are not measures recognized under U.S. generally accepted accounting principles (“GAAP”). For a reconciliation to the most directly comparable GAAP measure, see Appendix. 2. Total comparable store sales includes Australia retail locations, in addition to U.S. and Canada. 3. Adjusted net income, adjusted net income per diluted share and Adjusted EBITDA are not measures recognized under GAAP. The Company has not presented a quantitative reconciliation of its forward-looking non-GAAP financial measures set out above to their most comparable GAAP financial measures because it cannot predict certain elements that are reported under GAAP, such as (gain) loss on foreign currency, net, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net income. Key Highlights of Q3 2026 Net sales increased 8.5% to $463M Constant-currency net sales1 increased 8.9%, led by 12.2% growth in the U.S. Comparable store sales increased 4.2%2, with U.S. increasing 5.9% and Canada increasing 1.5% Opened 9 new stores during the quarter, including our first new store in Tennessee Strengthened our balance sheet, repaid $52M of debt Updated adjusted net income3 outlook to $76 – $83M, or $0.48 – $0.52 per diluted share for FY26 Updated adjusted EBITDA3 outlook to $270 – $275M Announced the rollout of patent-pending Autotagger and integrated Image Capture capability, designed to drive labor efficiency by reducing the number of touches required to process each item

Multiple Drivers Support Meaningful Expected Growth in Earnings Power

Revenue Growth

- ~25 new store openings annually contributing incremental revenue growth
- Low-single-digit comps
- New stores will begin to provide a tailwind to comps as they enter the comp base

High-single-digit total revenue growth

Adjusted EBITDA[1] Margin Expansion

- Operating leverage on comparable store sales growth
- Productivity gains from innovation initiatives, including ThriftIQ, Autotagger and integrated Image Capture technologies
- Continued maturation of newer stores

High-teens Adjusted EBITDA margins[1]

Capital Allocation

- Investing in the business
- Improving net leverage ratio[1], under 2x by the end of 2027
- Opportunistic share repurchases

Double-digit Adjusted EPS[1] growth

1. Adjusted EBITDA, Adjusted EBITDA margin and net leverage ratio are not measures recognized under U.S. generally accepted accounting principles ("GAAP"). The Company has not presented a quantitative reconciliation of its forward-looking non-GAAP financial measures set out above to their most comparable GAAP financial measures because it cannot predict certain elements that are reported under GAAP, such as (gain) loss on foreign currency, net, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net income.

savers value village

9

General

10 Note: Adjusted EBITDA margin is a non-GAAP measure. The Company has not presented a quantitative reconciliation of its forward-looking non-GAAP financial measures set out above to their most comparable GAAP financial measures because it cannot predict certain elements that are reported under GAAP, such as (gain) loss on foreign currency, net, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net income. Powering 50-100bps of Expected Annual Margin Expansion Drivers2026E–2029E Adjusted EBITDA Margin Expansion 15.3% 17%+ Comp Leverage Innovation New Stores 2026E 2029E Comp Leverage • Organic leverage on LSD comp • Efficiency initiatives • Cost reduction Innovation • ThriftIQ • Autotagger • Image Capture • Other Innovation Initiatives New Stores • Continued productivity ramp • ~25 openings per year • Meaningful adjusted EBITDA $ contribution as new stores mature; margin rate impact more modest given associated new store sales growth

Appendix

13 The Company calculates constant-currency net sales by translating current-period net sales using the average exchange rates from the comparative prior period rather than the actual average exchange rates in effect. The Company’s constant- currency net sales is not a financial measure prepared in accordance with GAAP. The unaudited table presents a reconciliation of GAAP net sales to constant-currency net sales for the periods presented. In each table, “Other” is attributable to the Australia Retail and Wholesale operating segments which have been combined. Constant Currency Thirteen Weeks Ended % Change Over Prior YearNet Sales Impact of Foreign Currency Constant Currency Net Sales $ Change Over Prior Year ($ in thousands) October 3, 2026 U.S. Retail $263,437 $ - $263,437 $28,725 12.2% Canada Retail 163,653 2,880 166,533 6,925 4.3% Other 35,994 (1,225) 34,769 2,154 6.6% Total Net Sales $463,084 $ 1,655 $464,739 $37,804 8.9% September 27,2025 U.S. Retail $234,712 n/a $234,712 n/a n/a Canada Retail 159,608 n/a 159,608 n/a n/a Other 32,615 n/a 32,615 n/a n/a Total Net Sales $426,935 n/a $426,935 n/a n/a